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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

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                                  FORM 8-K
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               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):
                    November 22, 1995 (November 7, 1995)

                         Commission File No. 1-9625

                             CENTEX DEVELOPMENT
                                COMPANY, L.P.
           (Exact name of registrant as specified in its charter)

                                  DELAWARE
                           (State of organization)

                                 75-2168471
                    (I.R.S. Employer Identification No.)

                         3333 LEE PARKWAY, SUITE 500
                            DALLAS, TEXAS  75219
                  (Address of principal executive offices)

                               (214) 559-6700
                       (Registrant's telephone number)


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ITEM 5.  OTHER EVENTS

         On November 7, 1995 Centex Development Company, L.P. ("CDC") tendered to Westinghouse Electric Corporation ("Westinghouse") (i) a deed to approximately 875 acres in the City of San Clemente, Orange County, California commonly referred to as Forster Ranch, (ii) a check in the amount of $288,429.68 as a pro rata portion of the 1995-1996 real property taxes and assessments on such property through November 7, 1995, (iii) an assignment of the Development Agreement made between CDC and the City of San Clemente as of March 31, 1989 and (iv) a check in the amount of $176,496.69 as payment in full of developer fee credits which had been paid by Centex Real Estate Corporation to CDC. The Forster Ranch property was mortgaged on March 31, 1989 pursuant to loan agreements securing non-recourse loans made to CDC by Westinghouse Credit Corporation, predecessor in interest to Westinghouse. With these deliveries, CDC has surrendered any and all interest it may have in said 875 acres to Westinghouse.

         CDC will also transfer to Westinghouse all other agreements required by Westinghouse which are encumbered by said loan agreements and relate to the development by Westinghouse of said 875 acres. The April 1994 agreement between CDC and Westinghouse, which provided for the transfer of title to the Forster Ranch properties to Westinghouse and, upon certain circumstances, from Westinghouse to Centex Real Estate Corporation, has expired. The Forster Ranch properties were carried by CDC at an amount equal to the non-recourse indebtedness. Accordingly, Management does not believe that these events will have an adverse effect on the financial condition or results of operations of CDC or any related entities.
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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CENTEX DEVELOPMENT COMPANY, L.P.
                                        --------------------------------
                                                  Registrant


                                        By:     3333 Development Corporation,
                                                General Partner


November 22, 1995                               By: /s/ RAYMOND G. SMERGE
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                                                    Raymond G. Smerge
                                                    Secretary